UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010 (May 26, 2010)

ANCESTRY.COM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34518	26-1235962
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 705-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matter to a Vote of Security Holders.

On May 26, 2010, the Registrant held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, holders of the Registrant’s common stock voted on two proposals: (1) to elect two Class I directors to hold office until the 2013 annual meeting of stockholders, and (2) to ratify the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The final votes cast on the two proposals were as follows:

	Votes For	Votes Withheld	Broker Non–Votes

Election of two (2) Class I directors:
Charles M. Boesenberg	34,121,368	269,564	1,013,662
Benjamin Spero	31,436,663	2,954,269	1,013,662

	Votes For	Votes Against	Abstentions	Broker Non–Votes

Ratification of independent registered public accounting firm:	35,396,289	7,295	1,010	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM INC.
(Registrant)

Date: May 27, 2010	By:	/s/ William C. Stern
William C. Stern General Counsel